T. Rowe Price
International Stock Portfolio

Annual Report

December 31, 1998


Dear Investor

Volatility was the trademark of 1998. The interrelated catalysts for market turbulence included debt crises in emerging markets, currency instability, sudden interest rate changes, and speculative capital flows. Sharp fourth quarter rallies in nearly all markets ended the year on a strong note, as investors responded positively to policymakers' actions. Europe was the strongest market outside the U.S., as preparations for the advent of the euro on January 1, 1999, went smoothly and were accompanied by interest rate cuts in the Euro Zone. Most Asian markets recovered in the second half, while Latin America was the worst-performing region.


PERFORMANCE REVIEW

     Performance Comparison
     ---------------------------------------------------------------------------

     Periods Ended 12/31/98                     6 Months           12 Months

     International Stock
     Portfolio                                     1.86%              15.86%

     MSCI EAFE *                                   3.66               20.33

     Lipper Variable Annuity
     Underlying International
     Funds Average                               - 2.68               13.26

     *Net of withholding taxes.


     The International Stock Portfolio delivered solid results last year, gaining 15.86% to outpace the Lipper Variable Annuity Underlying International Funds Average return of 13.26%, as shown in the table. Results fell short of the unmanaged Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index, however, due in part to our modest position in Latin America, which is not represented in the index. Our underweighting in Japan and the rest of Asia was beneficial for most of the year, but hurt performance in the second half. Your portfolio's concentration in quality growth stocks proved an advantage over the Lipper average in the second half, as these stocks were more resistant during the summer correction and rebounded strongly late in the year. This is reflected in the portfolio's six-month return of 1.86%, versus -2.68% for our average competitor. The single-digit gains for the second half in both the EAFE index and your portfolio reflect the sharp third quarter plunge in the wake of Russia's de facto default, which was followed by a rally in the fourth quarter.

     For most of the year, Europe provided the safest markets for the international investor as its economies made steady progress and its currencies strengthened against the U.S. dollar. Although these markets went through an uncomfortable period in late summer, the advent of Economic and Monetary Union (EMU) on New Year's Day was an important milestone in the history of European integration and presents opportunities for both corporations and investors. In contrast, Japan's economy continued to be disappointing and a recession seems to have widened its grip. Concern focused on the inability of the authorities to confront the country's banking crisis, and a stream of disappointing corporate earnings also damaged sentiment. Elsewhere in Asia, the erstwhile tiger economies may have reached bottom following the financial collapse in 1997, and authorities in Hong Kong were able to fight off speculators and maintain the currency peg to the U.S. dollar. Pacific Rim markets outside Japan fell 2% in dollar terms, while Japanese stocks gained more than 5% on the strength of a late rally in the yen, which rose more than 23% in the second half, as shown in the table on page 3.

     In Latin America, President Cardoso of Brazil was reelected during the fourth quarter on a platform emphasizing the need for severe fiscal cutbacks, and the International Monetary Fund followed through with a $42 billion aid package. In response, Latin American markets rose 7% in the last three months of the year. However, Latin equities still lost 35% for the full year, as investors feared-with some justification, as it turned out-that Brazil would succumb to the spreading currency and economic crisis. Brazil's devaluation of the real in January is the "other shoe" that investors had been expecting to drop. The question now is how far the repercussions will spread.


YEAR-END DISTRIBUTIONS

     Your Board of Directors declared an income dividend of $0.17 per share and a short-term capital gain of $0.06 per share. Both were paid on December 17 to shareholders of record on December 15. You should have already received a statement reflecting these distributions.


Preparing for the Year 2000

     The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

     T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.


     Our Plan of Action

     We began to address these issues several years ago by requiring that all new systems process and store four-digit years. All critical systems have been reprogrammed (including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments), and they are currently being tested. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

     We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.


     Smooth Transition Planned

     We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we have modified them where necessary for the Year 2000.

     The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

     For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).


INVESTMENT REVIEW

     Market Performance

     Six Months               Local           Local Currency             U.S.
     Ended 12/31/98        Currency         vs. U.S. Dollars          Dollars
     --------------------------------------------------------------------------
     France                  - 5.54                    8.23%            2.24%

     Germany                - 12.34                    8.37           - 5.00

     Hong Kong                31.44                    0.02            31.46

     Italy                     6.48                    7.80            14.78

     Japan                  - 12.24                   23.04             7.97

     Mexico                  - 6.33                  - 9.44          - 15.17

     Netherlands             - 7.15                    8.39             0.64

     Singapore                23.28                    2.39            26.24

     Sweden                 - 10.02                  - 1.61          - 11.47

     Switzerland             - 6.95                   10.43             2.76

     United Kingdom            2.11                  - 0.28             1.82


     Source: FAME Information Services, Inc., using MSCI indices.


     Europe

     European stocks were hit hard over the summer by the Russian default, but rallied strongly in the fourth quarter to finish the year with gains for U.S. investors on a par with Wall Street, helped in part by a weaker dollar. European stocks, as measured by the MSCI Europe Index, rose nearly 29% in dollar terms, better than 1997's 24% gain. The prospect of a smooth launch for EMU was greeted warmly by investors. The advent of a single currency means greater transparency to the single market and real cost savings for business. For some time now there has been much merger and acquisition activity as corporations positioned themselves for this change. This was one factor fueling strong markets in Europe, but pension fund reform and the prospect of converting savers into investors have also helped sentiment. The arrival of the euro will not by itself have any impact on the portfolio, but the longer-term benefits of EMU remain compelling and support a strategy where more than 60% of the portfolio's assets are in European Union (EU) member states (more than 70% in Europe overall) and about 40% are in countries going for full monetary union.

     The U.K. has the largest economy of the four EU member states not joining EMU in the first round. With the U.K. not joining the rest of Europe, Prime Minister Tony Blair and his government are happy to continue with this wait-and-see policy. Hampered by strong sterling and relatively high interest rates, the U.K. manufacturing sector has been under pressure for some time, and signs of a slowdown recently appeared in the service sector, too. Not surprisingly, the Bank of England loosened monetary policy with several interest rate cuts, but because most of Britain's trade is with Continental Europe, the authorities will want to ensure that sterling closely shadows the euro. The U.K. stock market, where we committed nearly 20% of portfolio assets, behaved reasonably well during recent turbulence, with pharmaceutical giants such as Glaxo Wellcome and SmithKline Beecham exhibiting their defensive qualities. As on the Continent, companies have been positioning themselves for an ever-more-integrated Europe. A good example is Kingfisher, which revealed plans to swap its home improvement business for a stake in Castorama, the number one do-it-yourself retailer in France. British Petroleum surprised the market with its merger with Amoco in the U.S., and in the second half we added to Unilever, the multinational consumer goods company that continues to increase profits by restructuring, cutting costs, and improving asset utilization. We remain cautious about the U.K. and therefore underweight relative to the index.

     Our stronger outlook for the Continent led to a somewhat overweight position and an emphasis on countries where we find sustainable growth businesses with management focused on returns, such as the Netherlands and France. We are underweight in Germany. The most important news in the second half was Germany's election of Gerhard Schroeder as the new Chancellor, marking a political shift to the center-left. The core Euro Zone economies of Germany, France, and Italy are each showing similar characteristics of sluggish growth and stubbornly high unemployment. Their left-of-center governments are putting pressure on the European Central Bank (ECB) to adopt more stimulatory policies, but with considerable independence built into its constitution, the ECB's priority will be controlling inflation.

     All Continental markets fell sharply in August and early September, but declines were softened for U.S. investors by the strength of local currencies against the dollar. However, in the fourth quarter, every central bank reduced interest rates at least once, and all countries joining EMU did so simultaneously, setting 3% as the EMU convergence rate. Merger and acquisition activity, which temporarily slowed in the third quarter, made up for lost time in the fourth. Interest rate reductions and merger activity helped counterbalance increasingly weak economic data. Our core positions such as publishers Wolters Kluwer (the Netherlands) and Reed International (U.K.) continued to show steady profit growth, and their stocks performed well. In France the drug company Sanofi and retailer Pinault Printemps Redoute announced better-than-expected results, as did the pharmaceutical wholesaler and retailer Gehe, one of our largest positions in Germany. However, we selectively reduced holdings in Europe late in the year that had performed strongly and may be vulnerable to weaker demand, such as Pinault Printemps Redoute. We also reduced Deutsche Telekom, and bought new issue Swisscom and added to Spain's Telefonica de Espana, which offer better growth prospects. The European savings market is expanding rapidly, so we added to French and Italian insurers AXA and Istituto Nazionale delle Assicurazioni.


     Far East

     With the implementation of long-awaited measures to address Japan's banking system and economy, the Japanese market rallied 27% in the fourth quarter, in dollar terms, resulting in a modest 5% gain for the year. The gains were mostly attributable to the strengthening yen. The yen's sharp recovery against the dollar, beginning in October, was a major surprise for the currency markets. Japan moved into recession in the second half, and the weakness accelerated as GDP for the quarter ended December 31 contracted 3.6%. Exports had been the only factor helping the economy, but with the yen stronger and European and U.S. demand moderating, the export decline accelerated.


     Geographic Diversification

     Europe       Japan          Pacific          Latin           Other and
                                 Rim              America         Reserves

     71           16             4                4               5

     Based on net assets as of 12/31/98.


     There has been widespread dissatisfaction in Japan with the government's performance, and the disastrous showing of the ruling Liberal Democratic Party (LDP) in July's election was no surprise. Following this setback Prime Minister Hashimoto resigned, but it looked like business as usual when Keizo Obuchi, the most conservative of the three leading candidates, became LDP leader and Prime Minister. It remains to be seen whether he will implement the radical policies Japan needs. We remain underweight in Japan because of our cautious outlook for the economy.

     We biased our holdings toward international companies operating in the technology, consumer electronics, and business equipment fields such as Sony, Canon, Matsushita Electric Industrial, and TDK. These stocks performed relatively well when the yen was weak, but most suffered during the yen's rally, with the exception of TDK. We reduced positions in Canon and TDK (though it remains a core holding) and invested the proceeds in more cyclical growth companies with strong cash flow.

     Our positions in the rest of Asia were very small and were dominated by the stock markets of Australia and Hong Kong. As a result, we missed much of the powerful fourth quarter rally in the Far East, which was driven by stronger currencies and falling interest rates. For the year, however, our underweighting in the Far East was beneficial to performance. It will take more time for these economies to recover from their financial collapse. Indeed, fourth quarter economic data was grim. We are not yet tempted to return, but continue to monitor the situation carefully.


Sector Diversification

                                                     Percent of   Percent of
                                                     Net Assets   Net Assets
                                                        6/30/98     12/31/98
--------------------------------------------------------------------------------

Services                                                   27.5%        28.3%

Consumer Goods                                             19.0         21.6

Finance                                                    20.9         20.6

Capital Equipment                                          11.9         11.3

Energy                                                     10.5          8.2

Materials                                                   3.9          3.2

Multi-industry                                              2.3          1.8

Miscellaneous                                               0.1          0.1

Reserves                                                    3.9          4.9
--------------------------------------------------------------------------------

Total                                                     100.0%       100.0%
--------------------------------------------------------------------------------

     In Hong Kong, sentiment was dominated by a fierce battle to maintain the exchange rate peg between the Hong Kong and U.S. dollars in the face of intense speculation to break it. As the pressure on the Hong Kong currency mounted, the first tactic was a dramatic increase in interest rates. Later, Hong Kong took the controversial step of using foreign exchange reserves to support the stock market. Happily the strategy worked, but the price paid was significant damage to the economy itself, particularly the real estate market. Although we expect the broad economic picture in Hong Kong to remain difficult, its stock market houses some of the region's strongest and best-managed companies. Trading, transport, and real estate conglomerate Hutchison Whampoa remained a core holding and performed well. We also had positions in infrastructure plays such as China's Huaneng Power International. We reduced our position in Hong Kong Telecommunications due to pending deregulation and increased competition, and instead purchased Hong Kong-based China Telecom, a cellular provider with significant expansion potential.

     The Australian economy continued to grow, a considerable achievement that was supported by its ability to redirect exports to Europe and the U.S., where the weak Australian dollar was an advantage. Our positions in Australia included media conglomerate News Corporation, banking stocks such as Westpac Bank and National Australia Bank, and several utilities. Given the continued deflation in world commodity prices, we have avoided the natural resource sector.


     Latin America

     The stock markets of Latin America were weak for most of the year and continued to show extreme volatility. High interest rates and weak demand pushed Brazil and most of the region into recession in the fourth quarter, and a contraction of 2% to 4% is expected this year. Brazil suffered huge outflows of foreign exchange reserves in both August and September, and the exchange rate of the real against the U.S. dollar was maintained only by a massive increase in interest rates. News of the IMF aid package helped stabilize the capital markets in December, but when the Brazilian Congress rejected a key social security reform measure later that month, markets and currency reserves fell again. In January (after the end of the fund's fiscal year), Brazil capitulated and devalued the real, sending shock waves through financial markets around the globe. The question now is whether Brazil can limit the devaluation and get through its recession in a reasonable time.

     In contrast with Brazil, Argentina demonstrated its commitment to fiscal discipline by cutting spending by more than $1.3 billion to achieve the fiscal deficit target of 1% of GDP agreed to with the IMF. Argentina was one of the region's better-performing stock markets, and increasing evidence of its economic self-discipline was a contributing factor. In Mexico, the economy held up remarkably well despite rising interest rates and a weak peso.

     At year-end, just under 4% of the portfolio was in Latin America, down from about 7% a year ago, due largely to market declines. Roughly half the position is in Brazil and a third in Mexico.

     Key holdings include telecommunications giants Telebras in Brazil and Telefonos de Mexico in Mexico. Both companies have great potential as rising prosperity increases fixed line telephone penetration in these highly populated countries and powers the growth of cellular technology.


INVESTMENT POLICY AND OUTLOOK

     We expect lower economic growth in 1999, with improvement in the second half of the year. Disinflation and deflation pose challenges for policymakers and businesses in the year ahead, as excess capacity, advancing technology, mergers, consolidation, and EMU are all likely to continue eroding pricing power. Selecting businesses with strong franchises as well as an ability to quickly cut costs and improve efficiency is paramount.

     In Europe, attractive growth opportunities will continue to be created. The move to a single currency brings benefits including currency stability, lower foreign exchange and capital costs, and more competition-driving more consolidation. Restructuring will be particularly important in preserving international competitiveness if the currency strengthens further. Although we expect the euro to provide a positive environment for European economies in the long term, the near-term cost is lower growth than would otherwise have been the case. In addition, the possibility of tension still exists if external shocks affect countries differently, or if the underlying economies grow at varying speeds. Our outlook for currencies favors the new euro currency over the dollar and the yen, although we do not anticipate major moves in the year ahead. For all these reasons, it makes sense that Europe should dominate our portfolio.

     Despite continuing problems in Japan, its stock market is too large to ignore entirely and is showing signs of stabilizing after a long decline. Tokyo remains the home of world-class corporations. These holdings have served us well, but we think it is time to consider some more domestically oriented blue chips. However, there is still too much uncertainty for us to make a major push back into this market.

     Turning to emerging markets, the economic turmoil that overwhelmed the smaller Asian economies has yet to work itself out. However, we believe the Pacific Rim economy will begin to stabilize from here. China has escaped neither the global slowdown nor Asian deflation, and its recovery is crucial for the region. Deval-uation in China, still a possibility especially in the wake of Brazil's devaluation, would be a blow to the fragile region. We shall only increase our weightings when we see better value and more signs of real corporate restructuring. Latin America's prospects depend on Brazil. The most likely scenario, in our view, is that the decline in the real will remain modest and not devastate the economy. If the proper measures are not taken soon, however, Brazil's crisis could bring contagion full circle, threatening a new round of currency devaluations-with China under renewed pressure. However, governments of key Latin American countries are committed to reform and have shown admirable economic discipline. We believe they are well positioned for the future and deserve a place in every international portfolio.

     All in all, the foundation is in place for reasonable performance from international equity markets in 1999. The fund's geographic allocation seems appropriate, and our commitment to growth companies priced at reasonable valuations will be helpful, in our view, in the period of slower economic growth we expect. We believe this strategy makes sense for the current environment and will prove rewarding in the future.

     Respectfully submitted,

     Martin G. Wade
     President

     January 28, 1999


Portfolio Highlights

Twenty-Five Largest Holdings

                                                                Percent of
                                                                Net Assets
                                                                  12/31/98
--------------------------------------------------------------------------------

National Westminster Bank, United Kingdom                              2.9%

Wolters Kluwer, Netherlands                                            2.2

SmithKline Beecham, United Kingdom                                     2.2

Nestle, Switzerland                                                    1.9

Kingfisher, United Kingdom                                             1.7

Glaxo Wellcome, United Kingdom                                         1.7

Vivendi, France                                                        1.6

Novartis, Switzerland                                                  1.6

ING Groep, Netherlands                                                 1.6

Shell Transport & Trading, United Kingdom                              1.4

Diageo, United Kingdom                                                 1.4

Telecom Italia, Italy                                                  1.2

UBS, Switzerland                                                       1.1

Roche Holdings, Switzerland                                            1.1

KBC Bancassurance Holding, Belgium                                     1.0

Unilever, Netherlands                                                  1.0

Pinault Printemps Redoute, France                                      1.0

Reed International, United Kingdom                                     0.9

Telebras, Brazil                                                       0.9

Gehe, Germany                                                          0.9

Bayerische Vereinsbank, Germany                                        0.9

Cadbury Schweppes, United Kingdom                                      0.9

Royal Dutch Petroleum, Netherlands                                     0.9

SAP, Germany                                                           0.9

Astra, Sweden                                                          0.9
--------------------------------------------------------------------------------

Total                                                                 33.8%
--------------------------------------------------------------------------------


Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


International Stock Portfolio

As of 12/31/98

                                                           Lipper Variable
                 International                             Annuity Underlying
                 Stock                 MSCI                International
                 Portfolio             EAFE                Funds Average

3/31/94          10,000                10,000              10,000
12/94            10,180                10,435              10,011
12/95            11,318                11,640              11,054
12/96            12,982                12,380              12,581
12/97            13,383                12,635              13,451
12/98            15,505                15,204              15,312


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

International Stock Portfolio
Periods Ended 12/31/98

                                            Since               Inception
         1 Year            3 Years          Inception                Date
--------------------------------------------------------------------------------

         15.86%            11.06%           9.66%                 3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights

T. Rowe Price International Stock Portfolio

                             For a share outstanding throughout each period
                        --------------------------------------------------------
                             Year                                     3/31/94
                            Ended                                     Through
                         12/31/98   12/31/97   12/31/96   12/31/95   12/31/94

NET ASSET VALUE

Beginning of period      $  12.74   $  12.64   $  11.26   $  10.18   $  10.00

Investment activities
  Net investment income      0.17       0.12       0.09       0.07       0.06
  Net realized and
  unrealized gain (loss)     1.84       0.27*      1.55       1.06       0.12

  Total from
  investment activities      2.01       0.39       1.64       1.13       0.18

Distributions
  Net investment income     (0.17)     (0.12)     (0.17)     (0.05)      --
  Net realized gain         (0.06)     (0.06)     (0.09)      --         --
  In excess of
  net realized gain          --        (0.11)      --         --         --

  Total distributions       (0.23)     (0.29)     (0.26)     (0.05)      --

NET ASSET VALUE
End of period            $  14.52   $  12.74   $  12.64   $  11.26   $  10.18
                         ----------------------------------------------------

Ratios/Supplemental Data

Total return#               15.86%      3.09%     14.70%     11.18%      1.80%

Ratio of expenses to
average net assets           1.05%      1.05%      1.05%      1.05%      1.05%!

Ratio of net
investment income to
average net assets           1.25%      1.10%      1.22%      1.47%      1.50%!

Portfolio turnover rate      18.1%      16.6%       9.7%      17.4%       4.6%!

Net assets,
end of period
(in thousands)           $497,946   $369,400   $210,746   $ 51,661   $  9,095

#    Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
!    Annualized

The accompanying notes are an integral part of these financial statements.


Portfolio of Investments

T. Rowe Price International Stock Portfolio
December 31, 1998

                                                         Shares        Value
--------------------------------------------------------------------------------
                                                                In thousands

ARGENTINA  0.6%

Common Stocks  0.6%

Banco de Galicia Buenos
  Aires (Class B) ADR (USD)                              14,331   $      253

Banco Frances del Rio
  de la Plata ADR (USD)                                  16,357          339

Telefonica de Argentina
  (Class B) ADR (USD)                                    27,020          755

YPF Sociedad Anonima
  (Class D) ADR (USD)                                    58,296        1,629

Total Argentina (Cost $3,224)                                          2,976


AUSTRALIA  2.2%

Common Stocks  2.0%

Australian Gas Light                                     91,946          662

Brambles Industries                                      34,000          828

Colonial Limited                                        280,286          962

Commonwealth Bank of
  Australia                                              86,391        1,226

Goodman Fielder                                         446,000          451

John Fairfax Holdings                                    47,000           96

Lend Lease                                               43,362          585

National Australia Bank                                     864           13

News Corporation                                        139,681          923

Publishing & Broadcasting                               152,000          664

TABCORP Holdings                                        111,000          680

Telstra                                                 317,744        1,486

Westpac Bank                                            189,017        1,265

                                                                       9,841

Preferred Stocks  0.2%

News Corporation                                        122,533          745

Star City Holdings                                      440,800          390

                                                                       1,135

Total Australia (Cost $9,353)                                         10,976


BELGIUM  2.0%

Common Stocks  2.0%

Dexia                                                     3,996          668

Fortis                                                    7,168        2,596

KBC Bancassurance Holding                                63,790        5,047

Societe Europeenne
  des Satellites (Class A) *                              2,500          409

UCB                                                         173        1,067

Total Belgium (Cost $5,242)                                            9,787


BRAZIL  1.7%

Common Stocks  0.2%

Telecomunicacoes
  de Sao Paulo *                                         58,539   $        5

Unibanco GDR (USD)                                       18,802          271

                                                                         276

Preferred Stocks and Rights  1.5%

Banco Bradesco                                       52,879,646          293

Banco Bradesco
  Rights, 2/8/99*                                     2,191,815            1

Banco Itau                                              734,070          359

Cia Cimento Portland Itau                               469,150           53

Cia Energetica
  Minas Gerais                                       14,334,541          273

Cia Energetica Minas Gerais
  ADR, Sponsored
  Nonvoting (USD)                                        21,606          400

Pao de Acucar GDR (USD)                                   1,555           24

Pao de Acucar ADR (USD)                                  16,460          255

Petrol Brasileiros                                    7,996,069          907

Telebras ADR (USD) *                                     63,363        4,606

Telecomunicacoes
  de Sao Paulo                                        4,486,666          612

Telecomunicacoes de Sao Paulo Celular
  (Class B) *                                         4,282,641          188

Unibanco, Units (Each unit
  consists of 1 preferred
  share and 1 Unibanco
  Holdings (Class B) share)                                 280            0

                                                                       7,971

Total Brazil (Cost $12,412)                                            8,247


CANADA  0.2%

Common Stocks  0.2%

Alcan Aluminum                                           22,680          616

Royal Bank of Canada                                      7,660          383

Total Canada (Cost $970)                                                 999


CHILE  0.1%

Common Stocks  0.1%

Chilectra ADR (144a) (USD)                               12,826          277

Compania Cervecerias Unidas
  ADR (USD)                                               5,189          100

Total Chile (Cost $427)                                                  377


CHINA  0.2%

Common Stocks  0.2%

China Telecom (HKD)                                     232,000   $      401

Huaneng Power International
  ADR (USD) *                                            56,500          819

Total China (Cost $1,615)                                              1,220


CZECH REPUBLIC  0.1%

Common Stocks  0.1%

SPT Telecom                                              16,120          246

Total Czech Republic (Cost $202)                                         246


DENMARK  0.3%

Common Stocks  0.3%

Den Danske Bank                                           6,460          868

Tele Danmark                                              2,920          394

Unidanmark (Class A)                                      4,750          429

Total Denmark (Cost $1,058)                                            1,691


FINLAND  0.7%

Common Stocks  0.7%

Nokia (Class A)                                          29,130        3,564

Total Finland (Cost $958)                                              3,564


FRANCE  10.1%

Common Stocks  10.1%

AXA                                                      28,109        4,072

Alcatel Alsthom                                          15,748        1,927

Carrefour                                                 3,542        2,673

Cie de St. Gobain                                        12,120        1,710

Credit Commercial de France                              16,795        1,559

Danone                                                    6,610        1,892

Dexia France                                                409           63

Dexia France, Bearer                                      2,958          455

Dexia France, Registered 1999 +                           2,820          434

Elf Aquitaine                                            13,620        1,574

GTM Entrepose                                             3,520          365

L'Oreal                                                   1,464        1,058

Lafarge                                                   6,770          643

Lapeyre                                                   6,870          490

Legrand                                                   3,690          977

Pathe                                                     1,977          552

Pinault Printemps Redoute                                25,275        4,828

Sanofi                                                   20,003   $    3,292

Schneider                                                45,022        2,730

Societe Generale                                          9,014        1,459

Sodexho Alliance                                         17,598        3,935

Television Francaise                                      9,960        1,773

Total (Class B)                                          38,638        3,912

Vivendi                                                  31,210        8,095

Total France (Cost $35,335)                                           50,468


GERMANY  7.2%

Common Stocks and Warrants  6.7%

Allianz                                                   7,490        2,745

Bayer                                                    38,382        1,601

Bayerische Vereinsbank                                   56,220        4,401

Buderus                                                     626          228

Deutsche Bank                                            37,831        2,225

Deutsche Telekom                                         65,236        2,145

Dresdner Bank                                            52,886        2,221

Dresdner Bank
  Warrants, 4/30/02 *                                    22,091          378

Gehe                                                     65,961        4,551

Hoechst                                                  14,940          619

Hornbach Baumarkt                                           690           25

Mannesmann                                               35,470        4,064

Rhoen Klinikum                                            7,650          760

SAP                                                       6,470        2,795

Siemens                                                  15,123          975

Veba                                                     45,500        2,721

Volkswagen                                                9,140          729

                                                                      33,183

Preferred Stocks  0.5%

Fielmann                                                  1,562           75

Fresenius                                                 2,370          499

Hornbach Holdings                                         5,480          325

SAP                                                       3,280        1,565

                                                                       2,464

Total Germany (Cost $29,893)                                          35,647


HONG KONG  1.4%

Common Stocks  1.4%

CLP Holdings                                            145,000          722

Cheung Kong Holdings                                     45,000          324

Hang Seng Bank                                           51,000          456

Henderson Land Development                              177,000          923

Hong Kong
  Telecommunications                                    367,600   $      643

HSBC Holdings                                            29,600          737

Hutchison Whampoa                                       396,000        2,802

Sun Hung Kai Properties                                  44,000          321

Total Hong Kong (Cost $6,600)                                          6,928


INDIA  0.1%

Common Stocks  0.1%

Mahanagar Telephone
  GDR (USD)                                              35,000          433

State Bank of India
  GDR (USD)                                              22,800          191

Total India (Cost $741)                                                  624


IRELAND  0.1%

Common Stocks  0.1%

CBT Group ADR (USD) *                                    38,411          571

Total Ireland (Cost $1,168)                                              571


ITALY  5.7%

Common Stocks  5.7%

Assicurazioni Generali                                   52,480        2,194

Banca Commerciale Italiana                               96,000          663

Banca di Roma                                           918,000        1,557

Credito Italiano                                        523,601        3,108

ENI                                                     436,655        2,858

Gucci Group (USD)                                        12,409          603

Industrie Natuzzi ADR
  (USD)                                                  14,060          350

Istituto Nazionale delle
  Assicurazioni                                         651,000        1,722

Italgas                                                  86,000          466

Mediolanum                                              231,295        1,717

Rinascente                                               28,000          288

Sao Paolo Imi Spa                                       147,041        2,602

Telecom Italia                                          701,550        5,994

Telecom Italia Mobile Spa                               570,784        4,220

Total Italy (Cost $18,410)                                            28,342


JAPAN  16.0%

Common Stocks  16.0%

Advantest                                                 7,700          488

Alps Electric                                            41,000          753

Amada                                                    85,000   $      411

Canon                                                   180,000        3,845

Citizen Watch                                            53,000          319

DDI                                                         234          869

Daiichi Pharmaceutical                                   81,000        1,368

DaiNippon Screen
  Manufacturing                                          54,000          135

Daiwa House                                             111,000        1,181

Denso                                                   193,000        3,568

East Japan Railway                                          252        1,407

Fanuc                                                    24,200          828

Fujitsu                                                  40,000          532

Hitachi                                                 218,000        1,350

Honda Motor                                              11,000          361

Ito-Yokado                                               38,000        2,655

Kao                                                      93,000        2,098

Kokuyo                                                   55,000          740

Komatsu                                                 115,000          603

Komori                                                   49,000        1,032

Kuraray                                                 126,000        1,390

Kyocera                                                  46,000        2,429

Makita                                                   72,000          802

Marui                                                   134,000        2,578

Matsushita Electric Industrial                          225,000        3,979

Mitsubishi                                              132,000          759

Mitsubishi Heavy Industries                             573,000        2,230

Mitsui Fudosan                                          279,000        2,110

Murata Manufacturing                                     68,000        2,821

NEC                                                     308,000        2,833

NTT Mobile Communication
  Network                                                    34        1,398

Nippon Telegraph & Telephone                                238        1,836

Nomura Securities                                       207,000        1,804

Pioneer Electronic                                       35,000          587

Sangetsu                                                 10,000          149

Sankyo                                                  154,000        3,365

Sekisui Chemical                                        176,000        1,183

Sekisui House                                           108,000        1,142

Seven-Eleven Japan                                       16,000        1,288

Shin-Etsu Chemical                                      105,000        2,526

Shiseido                                                 65,000          835

Sony                                                     49,400        3,596

Sumitomo                                                211,000        1,026

Sumitomo Electric Industries                            327,000        3,676

Sumitomo Forestry                                        70,000          502

TDK                                                      45,000   $    4,112

Tokio Marine & Fire Insurance                            58,000          693

Tokyo Electronics                                        24,000          911

Tokyo Steel Manufacturing                                39,700          199

Toppan Printing                                         104,000        1,269

Uny                                                      57,000        1,041

Total Japan (Cost $87,944)                                            79,612


MEXICO  1.3%

Common Stocks  1.3%

Cemex (Class B)                                          82,767          208

Cemex ADR (USD) (Represents 2
  Participating Certificates)                           100,530          427

Cemex ADR (144a) (USD)
  (Represents 2
  Participating Certificates)                            11,494           49

Cemex, Participating Certificates                         2,483            5

Femsa UBD (Represents 1
  Class B and 4 Series D)                               160,290          434

Gruma (Class B) *                                        80,766          204

Gruma ADR (USD) *                                        17,757          177

Grupo Financiero Bancomer
  (Class B) GDS (USD)                                       820            4

Grupo Financiero Bancomer
  (Class L)                                                 607            0

Grupo Industrial Maseca
  (Class B)                                             237,010          191

Grupo Modelo (Class C)                                  252,056          533

Grupo Televisa GDR (USD) *                               22,845          564

Kimberly-Clark de Mexico
  (Class A)                                             163,512          520

Panamerican Beverages
  (Class A) (USD)                                        29,980          654

Telefonos de Mexico
  (Class L) ADR (USD)                                    51,246        2,495

TV Azteca ADR (USD)                                      26,200          175

Total Mexico (Cost $7,992)                                             6,640


NETHERLANDS  10.3%

Common Stocks  10.3%

ABN Amro                                                100,152        2,106

Ahold                                                    95,011        3,511

Akzo Nobel                                                9,664          440

ASM Lithography                                          49,970        1,527

CSM                                                      38,121        2,200

Elsevier                                                237,954        3,332

Fortis Amev                                              48,240   $    3,996

ING Groep                                               127,775        7,789

Koninklijke                                              12,134          607

Numico                                                   39,620        1,888

Philips Electronics                                      34,610        2,322

Royal Dutch Petroleum                                    87,940        4,378

STMicroelectronics (FRF) *                               13,830        1,089

TNT Post Groep                                           12,134          391

Unilever                                                 57,730        4,933

Wolters Kluwer                                           51,450       11,007

Total Netherlands (Cost $39,368)                                      51,516


NEW ZEALAND  0.2%

Common Stocks  0.2%

Telecom Corporation of
  New Zealand                                           173,000          751

Telecom Corporation of
  New Zealand
  Installment Receipts
  3/31/99                                               102,000          223

Total New Zealand (Cost $1,030)                                          974


NORWAY  1.1%

Common Stocks  1.1%

Bergesen (Class A)                                        6,500           78

Norsk Hydro                                              69,457        2,336

Orkla (Class A)                                         189,270        2,827

Saga Petroleum                                           10,280           94

Total Norway (Cost $6,947)                                             5,335


PERU  0.0%

Common Stocks  0.0%

Telefonica del Peru (Class B)                             7,030            9

Total Peru (Cost $13)                                                      9


PORTUGAL  0.5%

Common Stocks  0.5%

Jeronimo Martins                                         47,375        2,590

Total Portugal (Cost $832)                                             2,590


RUSSIA  0.0%

Common Stocks  0.0%

Lukoil ADR (USD)                                          2,260           37

Rao Gazprom ADS (USD)                                    16,370          139

Total Russia (Cost $458)                                                 176


SINGAPORE  0.1%

Common Stocks  0.1%

Singapore Press                                          46,876   $      511

Total Singapore (Cost $705)                                              511


SOUTH KOREA  0.1%

Common Stocks  0.1%

Samsung Electronics                                       8,296          557

Total South Korea (Cost $650)                                            557


SPAIN  3.0%

Common Stocks and Rights  3.0%

Argentaria Banca de Espana                               49,540        1,284

Banco Bilbao Vizcaya                                     55,920          887

Banco Santander *                                       116,090        2,309

Empresa Nacional
  de Electricidad                                        82,528        2,188

Gas Natural                                              13,897        1,509

Iberdrola                                                78,840        1,476

Repsol                                                   18,628          994

Telefonica de Espana                                     89,465        3,981

Telefonica de Espana
  Rights, 1/30/99*                                       89,465           80

Total Spain (Cost $9,425)                                             14,708


SWEDEN  3.3%

Common Stocks  3.3%

ABB (Class A)                                            85,130          906

Astra (Class B)                                         214,293        4,352

Atlas Copco (Class B)                                    49,390        1,070

Electrolux (Class B)                                    130,000        2,232

Esselte (Class B)                                         9,700          159

Granges                                                   7,430          107

Hennes and Mauritz (Class B)                             49,430        4,027

Nordbanken Holding *                                    415,244        2,658

Sandvik (Class A)                                         6,010          104

Sandvik (Class B)                                        43,970          758

Scribona (Class B)                                        1,295            5

Total Sweden (Cost $12,738)                                           16,378


SWITZERLAND  7.2%

Common Stocks  7.2%

ABB                                                       1,452        1,702

Adecco                                                    6,447        2,943

Credit Suisse Group                                      12,530   $    1,961

Nestle                                                    4,287        9,331

Novartis                                                  4,088        8,035

Roche Holdings
  Participating Certificates                                436        5,319

Swisscom *                                                2,087          874

UBS *                                                    18,253        5,607

Total Switzerland (Cost $26,623)                                      35,772


UNITED KINGDOM  19.3%

Common Stocks  19.3%

Abbey National                                          132,000        2,822

Asda Group                                              503,000        1,350

BG                                                      163,823        1,053

British Petroleum                                       135,000        2,014

Cable & Wireless                                        315,000        3,852

Cadbury Schweppes                                       256,860        4,395

Caradon                                                 379,700          650

Centrica *                                              153,000          314

Compass Group                                           208,000        2,374

David S. Smith                                          185,000          326

Diageo                                                  631,280        7,001

Electrocomponents                                       117,000          772

GKN                                                      40,000          532

Glaxo Wellcome                                          247,000        8,515

Heywood Williams Group                                   33,000          120

Hillsdown Holdings                                       36,000           45

John Laing (Class A)                                     72,000          299

Kingfisher                                              787,000        8,525

Ladbroke Group                                          226,000          909

National Westminster Bank                               738,000       14,284

Rank Group                                              119,000          455

Reed International                                      587,000        4,662

Rio Tinto                                               158,000        1,838

Rolls Royce                                             124,480          517

Safeway                                                 292,500        1,426

Shell Transport & Trading                             1,168,500        7,183

SmithKline Beecham                                      782,600       10,846

Tesco                                                   898,000        2,611

Tomkins                                                 693,500        3,295

Unilever                                                 96,000        1,080

United News & Media                                     234,000        2,033

Total United Kingdom (Cost $75,822)                                   96,098


SHORT-TERM INVESTMENTS  4.8%

Money Market Funds  4.8%

Reserve Investment Fund
  5.42% #                                            23,884,145   $   23,884

Total Short-Term Investments
(Cost $23,884)                                                        23,884

Total Investments in Securities
99.9% of Net Assets (Cost $422,039)                               $  497,423

Other Assets Less Liabilities                                            523

NET ASSETS                                                        $  497,946
                                                                  ----------

    * Non-income producing
   #  Seven-day yield
   + Securities contain some restrictions as to public resale-total of such securities at period-end amounts to 0.09% of net assets.
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at period-end amounts to .07% of net assets.
 ADR  American depository receipt
 ADS  American depository share
 FRF  French franc
 GDR  Global depository receipt
 GDS  Global depository share
 HKD  Hong Kong dollar
 USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.


Statement of Assets and Liabilities
T. Rowe Price International Stock Portfolio
December 31, 1998

In thousands

  Assets

  Investments in securities,
  at value (cost $422,039)                                 $    497,423

  Securities lending collateral                                  31,970

  Other assets                                                    1,746

  Total assets                                                  531,139

  Liabilities

  Obligation to return
  securities lending collateral                                  31,970

  Other liabilities                                               1,223

  Total liabilities                                              33,193

  NET ASSETS                                               $    497,946
                                                           ------------

  Net Assets Consist of:

  Accumulated net investment income -
  net of distributions                                     $       (170)

  Accumulated net realized gain/loss
  - net of distributions                                         (7,802)

  Net unrealized gain (loss)                                     75,404

  Paid-in-capital applicable to

  34,301,080 shares of $0.0001 par value
  capital stock outstanding; 1,000,000,000
  shares of the Corporation authorized                          430,514

  NET ASSETS                                               $    497,946
                                                           ------------

  NET ASSET VALUE PER SHARE                                $      14.52
                                                           ------------

The accompanying notes are an integral part of these financial statements.


Statement of Operations

T. Rowe Price International Stock Portfolio
In thousands

                                                                        Year
                                                                       Ended
                                                                    12/31/98

Investment Income

Income
  Dividend (net of foreign taxes of $1,238)                        $   8,980
  Interest                                                             1,329

  Total income                                                        10,309

Expenses
  Investment management and administrative                             4,709

Net investment income                                                  5,600

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                          (2,446)
  Foreign currency transactions                                         (219)

  Net realized gain (loss)                                            (2,665)

Change in net unrealized gain or loss
  Securities                                                          58,822
  Other assets and liabilities
  denominated in foreign currencies                                       34

  Change in net unrealized gain or loss                               58,856

Net realized and unrealized gain (loss)                               56,191

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  61,791
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets

T. Rowe Price International Stock Portfolio
In thousands

                                                      Year
                                                     Ended
                                                  12/31/98             12/31/97

Increase (Decrease) in Net Assets

Operations
  Net investment income                       $      5,600         $      3,342
  Net realized gain (loss)                          (2,665)               1,706
  Change in net unrealized gain or loss             58,856                 (778)

  Increase (decrease) in
  net assets from operations                        61,791                4,270

Distributions to shareholders
  Net investment income                             (5,770)              (3,394)
  Net realized gain                                 (2,036)              (1,814)
  In excess of net realized gain                      --                 (2,994)

  Decrease in net assets
  from distributions                                (7,806)              (8,202)

Capital share transactions*
  Shares sold                                      234,509              188,544
  Distributions reinvested                           7,806                8,202
  Shares redeemed                                 (167,754)             (34,160)

  Increase (decrease) in
  net assets from capital
  share transactions                                74,561              162,586

Net Assets

Increase (decrease) during period                  128,546              158,654
Beginning of period                                369,400              210,746

End of period                                 $    497,946         $    369,400
                                              ---------------------------------

*Share information
  Shares sold                                       16,773               14,258
  Distributions reinvested                             561                  646

  Shares redeemed                                  (12,035)              (2,579)

  Increase (decrease)
  in shares outstanding                              5,299               12,325

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements

T. Rowe Price International Stock Portfolio
December 31, 1998

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Stock Portfolio (the fund), a diversified, open-end management investment company, is the sole portfolio established by the corporation and commenced operations on March 31, 1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Securities Lendingo The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At December 31, 1998, the value of loaned securities was $30,745,000; aggregate collateral consisted of $31,970,000 in the securities lending collateral pool.

     Othero Purchases and sales of portfolio securities, other than short-term securities, aggregated $141,073,000 and $77,583,000, respectively, for the year ended December 31, 1998.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of December 31, 1998, the fund had capital loss carryforwards for federal income tax purposes of $5,671,000, all which expires in 2006. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $422,039,000. Net unrealized gain aggregated $75,384,000 at period-end, of which $106,902,000 related to appreciated investments and $31,518,000 to depreciated investments.


T. Rowe Price International Stock Portfolio

NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc., Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, of which $482,000 was payable at December 31, 1998. The fee, computed daily and paid monthly, is equal to 1.05% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1998, totaled $1,152,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year ended December 31, 1998, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $9,492,000 with certain affiliates of the manager and paid commissions of $18,000 related thereto.


Tax Information (Unaudited) for the Tax Year Ended 12/31/98
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Service. The amounts shown may differ from those reported in a fund's financial statements because of differences between IRS and financial statement reporting requirements.

     The fund distributions to shareholders included $2,036,000 from short-term capital gains.

     The fund will pass through foreign source income of $6,514,000 and foreign taxes paid of $1,171,000.

--------------------------------------------------------------------------------


Report of Independent Accountants

To the Board of Directors of T. Rowe Price International Series, Inc. and Shareholders of International Stock Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Stock Portfolio (comprising T. Rowe Price International Series, Inc., hereafter referred to as the "Fund") at Decembero 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     January 21, 1999


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This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor           TRP653 (12/98)

K15-051  12/31/98